EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of ProxyMed, Inc. (the “Company”) on Form 10-K/A for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory J. Eisenhauer, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ GREGORY J. EISENHAUER, CFA

Gregory J. Eisenhauer, CFA
Executive Vice President and Chief Financial Officer
December 15, 2004

A signed original of this written statement required by Section 906 has been provided to ProxyMed, Inc. and will be retained by ProxyMed, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.